UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 21, 2001

                                  Cramer, Inc.
             (Exact name of registrant as specified in its charter)


        Kansas                     09603                      48-0638707
------------------------   --------------------      ---------------------------
(State of Incorporation)   (Commission File No.)           (IRS Employer
                                                         Identification No.)


                625 Adams Street
              Kansas City, Kansas                               66105
   --------------------------------------------        -------------------------
   (Address of principal executive offices)                   (Zip code)


                                 (913) 621-6700
                  --------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On May 21, 2001, the registrant engaged Stirtz Bernards Boyden Surdel & Larter, P.A., Minneapolis, Minnesota ("SBBSL") as the registrant's independent public accountant to audit its financial statements for the fiscal year ending December 31, 2001. The registrant's financial statements for the fiscal years ended December 31, 1999 and 2000 were audited by Deloitte & Touche, LLP ("D&T").

     The registrant's Board of Directors elected to engage SBBSL in the belief that a qualified regional firm was more appropriate for a company of the limited size and resources of the registrant than a "Big Five" accounting firm.

     The registrant did not consult with SBBSL regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the registrant's financial statements, and no written or oral advice was provided by SBBSL on any such issue that was a factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

     During the fiscal years ended December 31, 1999 and 2000, the Company's new management is not aware of any disagreements between D&T and the registrant's prior management regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, whether or not resolved, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference thereto in its report on the financial statements of the registrant for those years.

     In its report on the registrant's financial statements for the fiscal year ended December 31, 2000, D&T opined that the registrant's recurring losses from operations, cash flow difficulties, negative working capital and stockholders' capital deficiency raise substantial doubts about the registrant's ability to continue as a going concern. D&T's issuance of a qualified opinion was not a factor in the decision not to retain D&T or to retain SBBSL as auditor for the 2001 fiscal year.

     The registrant has provided a copy of the disclosures in this report to D&T and has requested that D&T furnish a letter to the Commission contemplated by paragraph (a)(3) of Item 304 of Regulation S-B. A copy of any such letter shall be filed by amendment as Exhibit 16 to this report.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit 16 - Letter from Deloitte & Touche LLP (to be filed by amendment)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CRAMER, INC.


                             /s/ Gregory Coward
                             -------------------------------------------------
                             By: Gregory Coward, President, Chief Executive Officer and Interim Chief Financial Officer


                             May 21, 2001